SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund
(the "Fund")

Supplement Dated September 30, 2024
to the Fund's Summary Prospectus and Prospectus, each dated September 30, 2024

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with such Summary Prospectus and Prospectus.

SEI Investments Management Corporation and the Board of Trustees have previously determined to remove Western Asset Management Company, LLC and Western Asset Management Company Limited as sub-advisers to the Fund, and to reallocate assets currently under their management to the Fund's existing sub-advisers. On or about October 31, 2024 (the "Effective Date"), the reallocation will be completed.

Therefore, from the date of this Supplement until or around the Effective Date, the Summary Prospectus and Prospectus are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

In the Summary Prospectus and Prospectus, in the Fund Summary for the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Western Asset Management Company, LLC	Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer
	Mark Lindbloom	Since 2005	Portfolio Manager
	Julien Scholnick, CFA	Since 2020	Portfolio Manager
	Frederick R. Marki, CFA	Since 2020	Portfolio Manager
Western Asset Management Company Limited	Michael C. Buchanan, CFA	Since 2024	Chief Investment Officer

In addition, in the Prospectus, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Core Fixed Income Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Western Asset Management Company, LLC: Western Asset Management Company, LLC (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer Michael C. Buchanan, CFA and Portfolio Managers Mark S. Lindbloom, Julien Scholnick, CFA, and Frederick R. Marki, CFA, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Scholnick, and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Buchanan joined Western Asset as a Portfolio Manager in 2005. Mr. Lindbloom joined Western Asset as Portfolio Manager in 2005. Mr. Scholnick joined Western Asset as a Portfolio Manager in 2003. Mr. Marki joined Western Asset as a Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer Michael C. Buchanan, CFA manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Buchanan is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Buchanan joined Western Asset as a Portfolio Manager in 2005.

There are no other changes to the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1561 (9/24)